SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                RSV Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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


                         [RSV Bancorp, Inc. letterhead]










December 27, 2004


Dear Stockholder:

         On behalf of the Board of Directors and management of RSV Bancorp, Inc. (the "Company"), we cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 25, 2005, at 11:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote is very important.

                                             Sincerely,


                                             /s/Gerard R. Kunic

                                             Gerard R. Kunic
                                             President

--------------------------------------------------------------------------------
                                RSV BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 2005
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of RSV Bancorp, Inc. (the "Company") will be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 25, 2005, at 11:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of one director of RSV Bancorp, Inc.; and

         2. The ratification of the appointment of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2005.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 13, 2004, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Robert B. Shust

                                              Robert B. Shust
                                              Secretary
Pittsburgh, Pennsylvania
December 27, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                RSV BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 25, 2005
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RSV Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 25, 2005, at 11:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 27, 2004. The Company is the parent company of Mt. Troy Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of Pennsylvania at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on April 5, 2002. The Company changed its name from Reserve Bancorp, Inc. to RSV Bancorp, Inc. on July 1, 2004.

         At the Meeting, stockholders will consider and vote upon (i) the election of one director of the Company and (ii) the ratification of the appointment of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2005.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominee for director as set forth herein and "FOR" the ratification of Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2005. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 13, 2004 (the "Record Date"), are entitled to one vote for each share of common stock then held. As of the Record Date, the Company had 568,060 shares of common stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any common stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II), by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or
(ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of common stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

                                                                             Percent of Shares
                                                      Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership     Outstanding
------------------------------------                  --------------------     -----------

Mt. Troy Bank Employee Stock Ownership Plan Trust
(the "ESOP")                                               59,000(1)             10.39%
2000 Mt. Troy Road
Pittsburgh, Pennsylvania 15212

---------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 11,800 shares have been allocated to ESOP participants and 47,200 shares remain unallocated.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its common stock. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2004 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one- fourth of the directors elected each year. The Board of Directors currently consists of four members. One director will be elected at the Meeting to serve for a four-year term and until his successor has been elected and qualified.

         Brian S. Allen has been nominated by the Board of Directors for election to a four-year term to expire in 2009. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of Mr. Allen. If Mr. Allen is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why Mr. Allen might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of common stock beneficially owned by the nominee and for each other director of the Company who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                               Shares of
                                           Age at           Year First       Current         Common Stock         Percent
                                        September 30,       Elected or       Term to         Beneficially           of
Name                                        2004           Appointed(1)       Expire           Owned(2)            Class
----                                        ----           ------------       ------           --------            -----

                                          BOARD NOMINEE FOR TERM TO EXPIRE IN 2009
Brian S. Allen                               39                2003            2005                 700             *

                                               DIRECTORS CONTINUING IN OFFICE
David P. Butler                              66                1975            2006              21,794(3)         3.8%
Robert B. Shust                              66                1992            2007              19,564(3)(4)      3.4%
Timothy Schneider                            45                2002            2008               7,064(3)(4)      1.2%

                                   EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS
Gerard R. Kunic, President                   57                2004            n/a                   --             *
Robert B. Kastan, Treasurer/                 44                1997            n/a               13,277(3)         2.3%
Controller

Directors and executive officers                                --              --               62,399(5)        10.6%
as group (6 persons)

-------------
*    Less than 1%.
(1) Refers to the year the individual became a director of the Bank. All directors of the Bank in December 2001 became directors of the Company at that time. For executive officers, refers to the year the individual was appointed to such office.
(2) Beneficial ownership as of the Record Date. Includes shares of common stock held directly as well as by spouses or minor children, in trust, and other indirect ownership.
(3)  Includes 5,050 shares subject to exercisable options.
(4) Excludes 59,000 shares of common stock held under the ESOP over which such individual, as an ESOP Trustee, exercises voting power.
(5) Includes 20,200 shares subject to exercisable options. Excludes 59,000 shares held by the ESOP. The Board of Directors has appointed Directors Shust and Schneider to serve as the ESOP Trustees and as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

         Brian S. Allen has been a director since 2003. Mr. Allen is a chartered financial analyst and is a vice president and fixed income portfolio manager with the investment firm of C.S. McKee. Mr. Allen was appointed to the Board of Directors in October 2003 to fill the board seat left vacant by the death of former director Fred Maitz, Jr. in October 2002.

         David P. Butler has been a director since 1975 and has served as chairman since 1994. He was a senior engineer with Westinghouse Electric Corp. until his retirement in 1997.

         Timothy Schneider has been a director since 2002. He is a certified public accountant and a partner with the accounting firm of Henry Rossi & Co.

         Robert B. Shust has been a director since 1992 and serves as secretary and vice chairman. He is an attorney with the law firm of Tener, Van Kirk, Wolf & Moore in Pittsburgh, Pennsylvania.

         Gerard R. Kunic was appointed by the Board of Directors as president of the Company and the Bank in April 2004. He previously was the executive vice president and chief operating officer of Commercial National Financial Corp. in Latrobe, Pennsylvania from September 2001 to January 2004. Prior to that he was president and CEO of Allegheny Valley Bank of Pittsburgh from December 1998 to April 2001.

         Robert B. Kastan has been the treasurer/controller of the Bank since 1997 and has held the same office for the Company since its inception. He has been employed by the Bank since 1995.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended September 30, 2004, the Board of Directors of the Company held 23 meetings, including regular and special meetings, and the Board of Directors of the Bank held 26 meetings, including regular and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended September 30, 2004.

         Compensation/Benefits. The Compensation/Benefits Committee is responsible for performing the normal functions of a compensation committee. This committee consists of Directors Butler, Shust and Schneider and met twice during the year ended September 30, 2004.

         Audit Committee. The Audit Committee consists of Directors Schneider, Butler and Allen. The Board of Directors has determined that Mr. Schneider is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission. All of the members of the Audit Committee are independent under the rules of the Nasdaq Stock Market. The Board of Directors has adopted a written Audit Committee Charter, which was previously attached as an appendix to the Company's 2003 annual meeting proxy statement. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met four times during the year ended September 30, 2004.

         Report of the Audit Committee. For the fiscal year ended September 30, 2004, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Parente Randolph, LLC, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Parente Randolph, LLC disclosures regarding Parente Randolph, LLC's independence as required by Independence Standards Board Standard No. 1 and discussed with Parente Randolph, LLC its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

         Audit Committee:
                  Timothy Schneider
                  David P. Butler
                  Brian S. Allen

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

         All of the services listed below for 2004 and 2003 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

         Audit Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended September 30, 2004 and 2003 were $37,220 and $38,900, respectively.

         Audit Related Fees. The aggregate fees billed by Parente Randolph, LLC for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended September 30, 2004 and 2003 were $0 and $0, respectively.

         Tax Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for tax compliance, tax advice and tax planning for the years ended September 30, 2004 and 2003 were $3,900 and $3,750, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Parente Randolph, LLC for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $0 and $0, respectively, for the years ended September 30, 2004 and 2003, and consisted of accounting fees related to the initial public offering.

Director Nomination Process

         The Company does not have a standing nominating committee. The independent directors of the Company serve the functions of a nominating committee and recommend to the full Board of Directors persons for selection as the Board's nominees for election as directors in accordance with the Company's Bylaws. The independent directors met once during the year ended September 30, 2004 in this capacity. The Board feels it is appropriate for the independent directors to serve this function without forming a standing committee because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. Because there is not a standing committee, the Company does not have a nominating committee charter.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Mt. Troy Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board's selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.

         To be considered in the Board's selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article IV, Sections 4.15, 4.16 and 4.17 of the Company's Bylaws, which require that (i) directors must be stockholders of the Company, beneficially owning at least 500 shares; (ii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iii) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The good character and integrity requirement is embodied in Article IV,
Section 4.17, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director under clauses (1),
(2) or (3).

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2004 annual meeting of stockholders.

Certain Relationships and Related Transactions

         No directors, officers or their immediate family members were engaged in transactions with the Bank or any subsidiary involving more than $60,000 (other than through a loan with the Bank) during the years ended September 30, 2004 and 2003.

         The Bank, like many financial institutions, has followed the policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, other than a 1% discount on the interest rate paid while the person remains an employee, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. For the year ended September 30, 2004, each director was paid a monthly fee of $950. For the year ended September 30, 2004, the Chairman and Secretary received additional annual fees of $2,500 and $2,000, respectively. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended September 30, 2004 were approximately $48,050, not including director bonus payments of $7,500 in the aggregate.

         Director Retirement Program ("DRP"). The Bank has a DRP which provides retirement benefits to the Bank's directors based upon the number of years of service to the Board and after they attain the age of 65. Upon retirement, a director would receive a monthly payment for five years or until death. In the event there is a change in control, all directors would be entitled to receive benefits as though retirement occurred on the day prior to the change of control date.

         Stock Awards. On April 8, 2003, each non-employee director, other than Mr. Brian Allen who did not become a director until October 2003, was awarded 7,575 options to purchase shares of common stock at an exercise price of $17.00 per share under the RSV Bancorp, Inc. 2003 Stock Option Plan. Stockholders of the Company approved the stock option plan at the annual meeting of stockholders held April 8, 2003. These awards vest at the rate of one-third on April 8, 2003, the date of the award, and one-third annually thereafter. Also on April 8, 2003, each non-employee director, other than Mr. Brian Allen who did not become a director until October 2003, was awarded 3,030 shares of restricted stock under the Mt. Troy Bank 2003 Restricted Stock Plan. Stockholders of the Company approved the restricted stock plan at the annual meeting of stockholders held April 8, 2003. These awards vest at the rate of one-fourth on April 8, 2003, the date of the award, and one-fourth annually thereafter.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to or earned by the president of the Bank and the Company for the years ended September 30, 2004, 2003 and 2002.

                                             Annual Compensation               Long Term Compensation
                                      -----------------------------------  -----------------------------
                                                                            Restricted       Securities
Name and                 Fiscal                              Other Annual      Stock         Underlying    All Other
Principal Position        Year         Salary      Bonus     Compensation      Award          Options     Compensation
------------------        ----         ------      -----     ------------      -----          -------     ------------
Gerard R. Kunic,          2004        $39,194     $ -          $    -         $     -            -          $     -
President(1)
Richard A. Sinewe(1)      2004        $76,313     $4,000       $1,225(2)      $     -            -          $33,425(5)
                          2003         88,000      4,000        2,025          51,510(3)     7,575(4)        29,924
                          2002         85,000      3,600        1,800               -            -           24,219

-------------
(1) Mr. Kunic was first employed by the Company and the Bank on April 15, 2004, and he replaced Mr. Sinewe as president of the Company and the Bank effective as of that date. Mr. Sinewe resigned as a director of the Company and the Bank as of April 30, 2004, and he will retire as an employee of the Company and the Bank as of December 31, 2004.
(2)  Consists of payment in lieu of health care benefit.
(3) Represents the award of 3,030 shares of common stock under the restricted stock plan, based upon the last reported sales price for the common stock of $17.00 as reported on the OTC Electronic Bulletin Board on April 8, 2003, the date of the award. This award vests at the rate of 25% per year, beginning on the date of the grant. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. As of September 30, 2004, Mr. Sinewe held 1,516 unvested restricted shares with a value of $28,349 based on the last reported sales price as of September 30, 2004 of $18.70 per share.
(4) On April 8, 2003, Mr. Sinewe was awarded 7,575 options at the exercise price of $17.00.
(5) For 2004, includes the Bank's contribution under 401(k) Plan of $2,327 and 1,663 shares of common stock allocated under the ESOP with a market value based on the last reported sales price as of September 30, 2004 of $18.70 per share.

         Employment Agreement. The Bank is party to an employment/change in control agreement with Gerard R. Kunic, president of the Bank (the "Agreement"). The Agreement has a term of one year and provides for an annual renewal upon the determination of the Board of Directors that Mr. Kunic's performance has met the requirements and standards of the Board. Under the Agreement, if his employment is terminated without just cause, Mr. Kunic shall continue to receive base salary payments and health insurance benefits for a period of three months from the termination date. The Agreement also provides that in the event of involuntary termination of employment, absent just cause, in connection with, or within twenty-four months after, any change in control of the Bank or the Company, Mr. Kunic will be paid a lump sum amount equal to 2.999 times his five year average annual base salary. Mr. Kunic's initial base salary established under the Agreement is $85,000. If a change in control payment had been made to Mr. Kunic under the Agreement as of September 30, 2004, the payment would have equaled approximately $255,000.

         Stock Option Awards. The following table sets forth information concerning options held by the persons named as of September 30, 2004.

                                   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                           ------------------------------------------------------------------------------------------------------
                                                                                                            Value of
                                                                      Number of Options               In-the-Money Options
                           Shares Acquired         Value            at Fiscal Year-End(#)            at Fiscal Year-End($)
Name                       on Exercise (#)      Realized($)       Exercisable/Unexercisable       Exercisable/Unexercisable(1)
----                       ---------------      -----------       -------------------------       ----------------------------
Gerard R. Kunic                   -                 $ -                     - / -                              n/a
Richard A. Sinewe                 -                 $ -                 5,050 / 2,525                    $8,585 / $4,293


------------
(1) Based upon the difference between the option exercise price of $17.00 and the last reported sales price of the common stock of $18.70 per share as of September 30, 2004.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Parente Randolph, LLC as the Company's independent auditor for the fiscal year ending September 30, 2005, subject to ratification by the Company's stockholders. Parente Randolph, LLC was the Company's independent auditor for the fiscal year ended September 30, 2004. A representative of Parente Randolph, LLC is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Parente Randolph, LLC as the Company's auditors for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2005, all stockholder proposals must be received at the Company's executive office at 2000 Mt. Troy Road, Pittsburgh, Pennsylvania 15212 by July 29, 2005. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2005, will only be considered at the annual meeting to be held in 2006 if the stockholder submits notice of the proposal to the Company at the above address by November 26, 2005. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2004 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, RSV Bancorp, Inc., 2000 Mt. Troy Road, Pittsburgh, Pennsylvania 15212.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Robert B. Shust

                                              Robert B. Shust
                                              Secretary

--------------------------------------------------------------------------------
                                RSV BANCORP, INC.
                               2000 MT. TROY ROAD
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 25, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of RSV Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Mt. Troy Bank, 2000 Mt. Troy Road, Pittsburgh, Pennsylvania, on January 25, 2005, at 11:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR    WITHHELD
                                                        ---    --------
1.        The  election as director of the nominee
          listed with a term to expire in 2009
          (except as marked to the contrary below):     |_|      |_|

          Brian S. Allen

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on ------------ the line provided below.

--------------------------------------------------------------------------------

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------
2.        The ratification of the appointment
          of Parente Randolph, LLC as the Company's
          independent auditor for the fiscal year
          ending September 30, 2005.                    |_|       |_|      |_|




         The Board of Directors recommends a vote "FOR" the above listed nominee
and proposal.                                      ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEE LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 27, 2004, and the 2004 Annual Report to Stockholders.


                                             [ ]   Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
       -----------------------



--------------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


--------------------------------------       -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------